
CLEARFIELD
NASDAQ:CLFD
Fiscal Q4 & Full Year 2015 FieldReport
November 12, 2015

Hello, this is Cheri Beranek, President and CEO of Clearfield.

Welcome to our fiscal Q4 and full year 2015 FieldReport. Before we begin, I'd like to provide some important cautions regarding forward-looking statements made during today's presentation.

Important Cautions Regarding Forward-Looking Statements

Forward-looking statements contained herein are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business.

Certain important factors could have a material impact on the Company's performance, including, without limitation the effect of the significant downturn in the U.S. economy on Clearfield's customers; the impact of the American Recovery and Reinvestment Act or any other legislation on customer demand and purchasing patterns; cyclical selling cycles; need to introduce new products and effectively compete against competitive products; the effectiveness of distributors and new selling channels; dependence on third-party manufacturers and the availability of raw materials, particularly fiber; the success of efforts to reduce expenses through manufacturing improvements and procurement; reliance on key customers; rapid changes in technology; the negative effect of product defects; the need to protect its intellectual property; the impact on its financial results or stock price of its ability to use its deferred tax assets, consisting primarily of credit carryforwards and state net operating loss carryforwards, to offset future taxable income; the valuation of its goodwill and the effect of its stock price, among other factors, on the evaluation of goodwill; and other factors set forth in Clearfield's Annual Report on Form 10-K for the year ended September 30, 2014 as well as other filings with the Securities and Exchange Commission.

The Company undertakes no obligation to update these statements to reflect actual events.

Certain important factors could have a material impact on the Company's performance, including those set forth in the slide entitled "Important Cautions Regarding Forward Looking Statements" as well as the factors set forth in Clearfield's Annual Report on Form 10-K for the year ended September 30, 2014 and other filings with the Securities and Exchange Commission.

Welcome



Cheri Beranek
President & CEO



Dan Herzog
Chief Financial Officer

Since 2008, Clearfield has been—and continues to be—a leader in providing connectivity infrastructure solutions for the Fiber to the Home market. Our expanding customer base of Tier 2 & 3 broadband providers and cable operators increasingly rely on our modular approach to cost-effectively build out and manage their fiber optic networks—and this is demonstrated in our most recent financial and operational results.

We achieved another year of record revenues and gross profit in fiscal 2015, and unlike many in our industry, marked our eighth consecutive year of profitability. This growth was driven largely by our success in capturing greater market share in the Incumbent Local Exchange Carrier, or ILEC, space, as well as our ability to upsell and cross-sell to existing customers.

The year was also highlighted by several operational achievements, including major product roll-outs, like our FieldSmart Makwa, which is the first and only 288-port fiber distribution hub that can be installed either above or below ground. FieldSmart Makwa revolutionizes the landscape for outside plant fiber by offering broadband service providers the choice of where to deploy, without sacrificing performance or access. At a price point similar to traditional metal cabinets, the Makwa enhances deployment flexibility. Such innovative solutions that reduce the total cost of delivering optical fiber reveal why Clearfield is increasingly relied upon by many as the best partner for the 'Gigabit Broadband Revolution.'

Now, before I discuss our operations and provide our outlook for fiscal 2016, I would like to turn the presentation over to our CFO, Dan Herzog, who will walk us through the financial performance for the fiscal fourth quarter and year.


Financial Update
CLEARFIELD
NASDAQ:CLFD
Dan Herzog
Chief Financial Officer
4

Thank you, Cheri.


Annual Financial Performance
CLEARFIELD
NASDAQ:CLFD
Revenue
$37.5M
$53.4M
$58.0M
$60.3M
2012
2013
2014
2015
+6%
+42%
+9%
+4%
Growth Rate
5

Turning to our income statement, our revenue in the fourth quarter of fiscal 2015 increased 10% over the same year-ago period to $15.8 million. For the full year as compared to fiscal 2014, revenue was up 4% to a record $60.3 million. The improvement in both periods was driven primarily by increased sales to new and existing ILEC customers.

Our sales outside the U.S. in fiscal Q4 were approximately $970,000 or 6% of total revenue. This compares to approximately $1.3 million or 9% of total revenue in same year-ago period.

For fiscal 2015, sales outside the U.S. were $5 million or 8% of total revenue. This compares to approximately $5.4 million or 9% of total revenue in the previous year. The 7% year-over-year decrease was primarily due to temporary project delays in fiscal Q4, which, in turn, was driven by currency fluctuations, extended procurement times, and electoral timelines in government-owned enterprises.

In order to mitigate these issues going forward, we are expanding our international sales force and committing additional resources to meet the rise in foreign demand for our fiber optic management solutions. This will allow us to build deeper relationships across multiple divisions at prospective and existing customers.


Revenue by Customer Type
CLEARFIELD
NASDAQ:CLFD
Quarterly Revenue
$14.3M
$0.8
$13.5
$14.0M
$0.7
$13.3
$12.4M
$0.8
$11.6
$18.2M
$1.1
$17.1
$15.8M
$2.2
$13.6
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Competitive (CLEC) Providers
Incumbent (ILEC) Providers
Annual Revenue
$37.5M
$1.3
$36.2
$53.4M
$12.2
$41.2
$58.0M
$12.3
$45.7
$60.3M
$4.8
$55.5
2012
2013
2014
2015
6

Looking at our individual business segments, our core ILEC business was up 21% for the year, surpassing our overall historical compounded annual growth rate of 14%. This was largely due to market share gains, as well as our ability to sell more products to existing customers that include wireless operators, data centers, and Tier 3 broadband providers.

On the other hand, our CLEC or Competitive Local Exchange Carrier business was down 60% for the year. However, it's important to note that two-thirds of our CLEC business occurred in the second half of fiscal 2015 due to an inventory position by the customer in the first half of the year, as well as permitting and right-of-way challenges that have plagued CLEC deployment.

In the second half, the strong revenue achievement represented 100% growth in the segment compared to the second half of fiscal 2014. Now with the second half demonstrating that the 'log jam' of business has cleared up, we believe our CLEC business is back on track and positioned for growth in fiscal 2016.


Annual Financial Performance
CLEARFIELD
NASDAQ:CLFD
Revenue
$37.5M
$53.4M
$58.0M
$60.3M
2012
2013
2014
2015
+6%
+42%
+9%
+4%
Growth Rate
Gross Profit
$15.3M
$22.0M
$24.6M
$24.9M
2012
2013
2014
2015
40.8%
41.2%
42.4%
41.2%
Gross Margin
7

Our gross profit for the fourth quarter increased 11% to $6.6 million or 41.7% of total revenue. This compares to $5.9 million or 41.2% of total revenue in the same year-ago period. For fiscal 2015, gross profit increased 1% to $24.9 million or 41.2% of total revenue, as compared to $24.6 million or 42.4% of total revenue in fiscal 2014.

The increase in gross profit for the quarter and year was due in part to a higher percentage of sales associated with optical component technologies, which typically carry higher margins.

Our operating expenses for fiscal Q4 were $4.6 million, which was up 8% compared to $4.2 million in the same year-ago quarter. For the full year, our operating expenses increased 11% to $17.8 million from $16.1 million in fiscal 2014. The increase for the quarter and fiscal year was due in part to the hiring of key personnel to support our expanded sales presence.



Annual Financial Performance
CLEARFIELD
NASDAQ:CLFD
Revenue
$37.5M
$53.4M
$58.0M
$60.3M
2012
2013
2014
2015
+6%
+42%
+9%
+4%
Growth Rate
Gross Profit
$15.3M
$22.0M
$24.6M
$24.9M
2012
2013
2014
2015
40.8%
41.2%
42.4%
41.2%
Gross Margin
Net Income
$7.7M
$4.7M
$5.4M
$4.7M
2012
2013
2014
2015
20.6%[1]
8.9%
9.4%
7.8%
Net Margin
1) Includes the impact of a reversal of a valuation allowance of the company's deferred tax assets, which increased net income by $3.5M.
8

Our net income for the fiscal fourth quarter increased 31% to $1.4 million or $0.10 per diluted share from $1.0 million or $0.08 per diluted share in the same year-ago quarter. For the full year, our net income totaled $4.7 million or $0.34 per diluted share, a decrease of 14% from $5.4 million or $0.40 per diluted share in fiscal 2014. The decrease was primarily due to the higher cost of sales and SG&A expenses.

Balance Sheet Supports Growth

$ in Millions	Sept. 30, 2015	Sept. 30, 2014
Cash & Investments	**$34.3**	**$33.1**
Total Assets	**$57.6**	**$51.8**
Stockholders' Equity	**$51.3**	**$46.7**
Total Debt	**$0**	**$0**
Total Capitalization	***$51.3***	***$46.7***
Current Ratio	**8.1x**	**7.5x**
Tangible Book Value	**$48.7**	**$44.2**
Tangible Book Value/Share	***$3.55***	***$3.22***


Growth of Total Assets
$37.7M
$46.4M
$51.8M
$57.6M
2012
2013
2014
2015

Now, turning to the balance sheet…

At quarter-end, our cash and investments remained strong at $34.3 million. This was up 4% from $33.1 million at the end of fiscal 2014. Our current ratio also remained strong at 8.1, and our tangible net worth increased 10% year-over-year to $48.7 million.

In addition, our order backlog, which we define as purchase orders received but not fulfilled, decreased 5% sequentially on a quarterly basis, but was up 6% year-over-year to $3.5 million.

Finally, during the quarter we did not purchase shares under our stock repurchase program authorized in November 2014. As of September 30, 2015, we repurchased an aggregate of 72,089 shares for approximately $849,000 under the program. We have approximately $7.2 million remaining that is authorized for repurchases. Although we did not purchase any shares under our board-approved stock purchase program in the quarter, we remain confident about our prospects and committed to enhancing shareholder value through this program.

Now, with that, I would like to turn the presentation over back to Cheri for her insights into our operations for the year, as well as our outlook and strategic initiatives for fiscal 2016.

Cheri?

Operational Update & Outlook



Cheri Beranek

President & CEO

Thanks, Dan.

As the numbers reflect, we made tremendous progress in our overall business operations during the quarter and fiscal 2015. During Q4, we strengthened our sales team with the hiring of additional sales personnel to focus on accelerating our ILEC business. Our continued success growing our core ILEC business has been the direct result of our effective sales and marketing efforts, coupled with our innovative products.


Revolutionary Products
CLEARFIELD
FieldSmart ZoneBox
FieldSmart Makwa
FieldShield Pushable Connector
11

Throughout the year, shipments and deployments of our patented FieldShield Pushable Connector accelerated. This device reduces pre-engineering needs and eliminates in-field splicing, thereby enabling operators to maximize their resources and overall investment. We also introduced our FieldSmart ZoneBox for ceiling and floor environments, along with the FieldSmart Makwa, which incorporates a new rendition of the Clearview Cassette into our customers' networks for a more cost-efficient and modular 'pay-as-you-go' system. We recognize that the field of fiber deployment is rapidly expanding in response to the overwhelming worldwide demand for faster, more reliable broadband speeds. As we mentioned in previous FieldReports, we are leading the efforts to bring fiber to every home, business, and community—a process we like to call "Gigafying America."


Strong Outlook for Fiber to the Home (FTTH)
CLEARFIELD
NASDAQ:CLFD
• Demand for bandwidth to support the ever increasing use of multi-media is showing no signs of slowing
• Gigabit fiber deployments are expensive, time consuming and labor intensive
• Labor = 70% of the CAPEX to build a fiber network
• Lowering the cost of labor will allow service providers to remain competitive
Fiber-Connected Homes, North America
3.0M
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
2.8M
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F 16F 17F
Source: Render Vanderslice & Associates
12

But considering that the Fiber-to-the-Home segment is still in its early stages, building out an entire network presents a number of challenges for most service providers, most important of which is the cost of time and labor to install and service such networks.

At Clearfield, we have developed a reputation within the Tier 3 community for our intuitive and cost-efficient product solutions. Now, we are leveraging our specialized expertise and innovative solutions to target the larger Tier 1 and 2 broadband service providers, many of which have historically relied on outdated architecture systems that are no longer adaptable to the rapidly changing Fiber-to-the-Home landscape.

Fiscal 2016 Key Initiatives

CLEARFIELD
NASDAQ:CLFD

- Invest in SG&A resources
- Focus on **Tier 1** and **Tier 2** broadband service providers
- Expand sales force and increase international presence
- Appoint a chief marketing executive
- Begin field trials with **Tier 1** and **Tier 2** players
- Accelerate momentum of core **ILEC** business

Glossary of Industry Terms	
Tier 1	• Largest national and global telecom providers • Multiple layers of decision makers • Long sales cycle (12-24 months)
Tier 2	• Carriers with a national footprint, cable and non-traditional providers • Several layers of decision makers • Long sales cycle (12+ months)
Tier 3	• Community or regional-based carriers with smaller networks • Direct access to decision maker • Short sales cycle (1-3 months)
ILEC	**I**ncumbent **L**ocal **E**xchange **C**arrier is a local telephone company that previously held the monopoly on landline service
CLEC	**C**ompetitive **L**ocal **E**xchange **C**arriers are the alternative to ILECs, which were made possible by the monopoly breakup

In order to support this key initiative of taking Clearfield to the next level, we plan to make calculated, strategic investments in 2016, with these aimed specifically at capitalizing on the large Tier 1 and 2 customer opportunities.

This will include expanding our sales force, increasing our international presence, and appointing a chief marketing executive. In the last several months, we have hired several sales professionals who have proven track records of selling to Tier 1 and 2 providers. We also continue to invest in product testing and certification initiatives required for sales into this market.

In terms of this effort, it is important to recognize that the sales cycle and process with Tier 1 and Tier 2 operators is substantially longer than with Tier 3 operators. The sales cycle can take 12 months or longer with Tier 1 and 2 operators, as compared to one to three months for Tier 3 operators. This is primarily due to the fewer layers of management involved in a Tier 3's evaluation and decision process, but also reflects the greater depth and seriousness of a commitment inherent in the adoption by a Tier 1 or 2.

In fiscal 2016, our success on this key initiative will be measured by the number of field trials underway. We are fairly confident our expanded resources and focus will be instrumental in expediting the sales process and will help us secure at least a couple higher-tier field trials next year.


Financial Outlook – Next Two Years
CLEARFIELD
NASDAQ:CLFD
• Execution of key initiatives positions Clearfield for greater market share and higher revenue growth rate
• Based on current outlook and pipeline:
• Revenue growth accelerating; however operating income growth not outpacing revenue growth
• Fiscal 2016: 10%+ revenue growth forecast vs. 4% actual in 2015
• Fiscal 2017: 15%+ revenue growth forecast
Please note: Outlook and forecast issued and effective only on November 12, 2015
Revenue Growth Outlook
$58.0M
$60.3M
(4%)
10%+
15%+
2014
2015
2016F
2017F
14

We also see our core ILEC business continuing to be a strong contributor to our overall revenue growth. In fiscal 2015 alone, this segment of our business grew by more than 20%. In 2016, we look to maintain this momentum with the execution of our long-term growth strategy.

Overall, these efforts will require us to be nimble and forward-looking, keeping our eye on the big picture and the multi-billion dollar industry opportunity ahead. We anticipate achieving greater market share and accelerating revenue growth over the next twenty-four months, with growth in operating income at a pace consistent with but not outpacing revenue. While we are confident in our long-term growth, the cap-ex delays announced by service providers for the latter part of this calendar year could affect our 2016 revenue. Based on our current outlook and pipeline, we expect our topline to grow by more than 10% in fiscal 2016, up from 4% in 2015. Then beginning in fiscal 2017, we see the execution of these key initiatives positioning Clearfield to regain our compounded annual growth rate for accelerated revenue growth of more than 15%."

Contact Us

CLEARFIELD
NASDAQ:CLFD

Company Contact:
Cheri Beranek
CEO & President
Clearfield, Inc.
IR@clfd.net

Investor Relations:
Matt Glover or Najim Mostamand
Liolios Group, Inc.
(949) 574-3860
CLFD@liolios.com


CLEARFIELD

Clearfield, Inc.
7050 Winnetka Ave. N, Minneapolis, MN 55428

As you review today's earnings release and filings, we welcome any questions you may have about our financial performance, operations, products or industry. Please send your inquiries to CLFD@liolios.com. We will post the most relevant question and answers in the investor relations section of our website.

This wraps up today's FieldReport. Thank you for your interest and support, and we look forward to speaking with you soon.